March 11, 2016

VIA EDGAR
Securities and Exchange Commission
100 F St. NE
Washington, D.C. 20549

Re:    First Symetra National Life Insurance Co of NY Separate Account S (811-07949)

Dear Commissioners:

On behalf of First Symetra National Life Insurance Company of NY and the First Symetra National Life Insurance Co of NY Separate Account S, we hereby submit, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940, that the Account's annual report for the period ending December 31, 2015, has been transmitted to contract owners accordingly.

We incorporate by reference the following annual reports for the underlying funds:

Filer/Entity:     American Century Variable Portfolios Inc
Registration No.: 811-05188
CIK No.:     0000814680
Fund:        American Century VP Balanced Fund Class I
American Century VP International Fund Class I
Accession No.:     0000814680-16-000134
Date of Filing:     2016-02-23

Filer/Entity:     Federated Insurance Series
Registration No.: 811-08042
CIK No.:     0000912577
Fund:        Federated High Income Bond Fund II - Primary Shares
Federated Managed Volatility Fund II
Accession No.:     0001623632-16-002406
Date of Filing:     2016-02-24

Filer/Entity:     Pioneer Variable Contracts Trust /MA/
Registration No.: 811-08786
CIK No.:     0000930709
Fund:         Pioneer Bond VCT Portfolio - Class I Shares
Pioneer Fund VCT Portfolio - Class I Shares
Pioneer Mid Cap Value VCT Portfolio - Class I Shares
Pioneer Select Mid Cap Growth VCT Portfolio - Class I Shares
Accession No.:     0000812195-16-000057
Date of Filing:     2016-02-29

Filer/Entity:     Variable Insurance Products Fund V
Registration No.: 811-05361
CIK No.:     0000823535
Fund:         Fidelity VIP Government Money Market Portfolio - Service Class 2
Accession No.:     0001379491-16-002590
Date of Filing:     2016-02-24

Filer/Entity:     Voya Investors Trust
Registration No.: 811-05629
CIK No.:     0000837276
Fund:        VY JPMorgan Emerging Markets Equity Portfolio - Class I
Accession No.:     0001571049-16-012727
Date of Filing:     2016-03-08

Filer/Entity:     Voya Variable Portfolios Inc
Registration No.: 811-07651
CIK No.:     0001015965
Fund:        Voya Global Value Advantage Portfolio - Class S
Accession No.:     0001571049-16-012733
Date of Filing:     2016-03-08

If you have any questions regarding this filing, please contact me at (425) 256-5026.

Sincerely,

Jacqueline M. Veneziani
Vice President and Associate General Counsel

Re: Your First Symetra National Life Insurance Company of New York Regulatory Documents

Dear Valued Customer:

Thank you for choosing the convenience of online delivery. Click on the link below to view the regulatory documents for your variable annuity product(s).

http://prtdocs.newriver.com/symetra/xxxxxxxxx.pdf

Regulatory documents, including the financial statements of First Symetra National Life Insurance Company of New York, are also available online at www.symetra.com or you can request copies by calling us at 1-800-796-3872. As always, First Symetra is committed to providing you with outstanding products and exceptional services. We thank you for your business and look forward to helping you meet your financial goals in the years ahead.

If you have any questions or would like additional information, please call one of our customer service representatives at 1-800-796-3872, 6:00 am to 4:30 pm PST or your registered representative.

The information contained in this message is confidential. If you are not the intended recipient, do not distribute or copy this communication. If you have received this communication in error, please notify First Symetra immediately. Thank you for your cooperation.

Re: Have you changed your email address?

Dear Valued Customer:

We have attempted three times to notify you by e-mail that you have a new regulatory document available for viewing, but each time the email has been returned as undeliverable. This is a concern for us because the Securities and Exchange Commission (SEC) requires that we notify you when a new regulatory document is available for viewing.

To satisfy SEC requirements, we are enclosing the regulatory document(s) for your First Symetra National Life Insurance Company of New York variable annuity contract with this mailing.

Please log into your account and update your e‐]mail address immediately so that we can continue to provide you with the convenience of electronic delivery. You can also view regulatory documents, including the financial statements of First Symetra National Life Insurance Company of New York, online at www.symetra.com or request them by calling us at 1-800-796-3872.

Please note: We are required by law to deliver certain documents to you and so, unless we receive a new e-mail address for you, we will have to return to sending you paper reports for all subsequent regulatory mailings.

If you have any questions or would like additional information, please call one of our customer service representatives at 1-800-796-3872, 6:00am to 4:30pm, PST.